UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 10, 2013

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(404) 558-7711

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 8.01 Other Events.

On December 11, 2013, SunTrust Banks, Inc. (the "Company" or the "Registrant") issued a news release announcing that it has reached a definitive agreement to sell its asset management subsidiary, RidgeWorth Capital Management, Inc. (“RidgeWorth”) to RidgeWorth employees and an investor group led by a private equity fund managed by Lightyear Capital LLC. A copy of the news release is filed as Exhibits 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	News release dated December 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)
December 11, 2013.	By:	/s/ David A. Wisniewski
David A. Wisniewski, Senior Vice President,
Deputy General Counsel and Assistant Secretary